                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                        EDUCATION MANAGEMENT CORPORATION
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

[ X ]  No fee required

                        EDUCATION MANAGEMENT CORPORATION
                                300 SIXTH AVENUE
                              PITTSBURGH, PA 15222

October 5, 2001

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, November 8, 2001, at the Ritz-Carlton Hotel, 160 East Pearson Street, Chicago, Illinois.

     Regardless of whether you plan to attend, we urge you to participate in the business of the Annual Meeting by completing and returning the enclosed proxy as promptly as possible. Your vote is important.

     The accompanying Notice of Annual Meeting and Proxy Statement provide information about the matters to be acted upon by the shareholders. The Proxy Statement also contains information about the roles and responsibilities of the Board of Directors and the committees of the Board and provides important information about each nominee for election as a director.

                                        Sincerely,

                                        /s/ ROBERT B. KNUTSON

                                        Robert B. Knutson
                                        Chairman and Chief Executive Officer

                        EDUCATION MANAGEMENT CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 2001

     The 2001 Annual Meeting of Shareholders of Education Management Corporation will be held on Thursday, November 8, 2001, commencing at 10:00 a.m., local time, at the Ritz-Carlton Hotel, 160 East Pearson Street, Chicago, Illinois, for the following purposes:

        1. To elect three Class II Directors to serve until the Annual Meeting of Shareholders to be held in the year 2004.

        2. To ratify the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the current fiscal year.

        3. To amend the 1996 Stock Incentive Plan in order to increase the number of shares authorized to be issued thereunder from 5,000,000 to 6,000,000.

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     All shareholders of record at the close of business on September 11, 2001 will be entitled to vote at the meeting.

     It is important that your shares be represented at the meeting. Whether or not you expect to be present, please fill in, date and sign the enclosed proxy and return it in the accompanying addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

                                        By order of the Board of Directors,

                                        /s/ FREDERICK W. STEINBERG
                                        Frederick W. Steinberg
                                        Vice President, General Counsel and
                                        Secretary
October 5, 2001

                        EDUCATION MANAGEMENT CORPORATION
                                300 SIXTH AVENUE
                              PITTSBURGH, PA 15222

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 8, 2001

     This Proxy Statement and the accompanying proxy are being furnished to shareholders on or about October 5, 2001 in connection with the solicitation by the Board of Directors (the "Board") of Education Management Corporation (the "Company") of proxies for voting at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Thursday, November 8, 2001 at the Ritz-Carlton Hotel, 160 East Pearson Street, Chicago, Illinois, and at any adjournments of that meeting (the "Annual Meeting"). Each proxy will be voted in accordance with the shareholder's instructions set forth therein, although, to the extent no choice is specified, a proxy will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED, WITHOUT EXHIBITS, AT NO CHARGE TO A SHAREHOLDER UPON WRITTEN REQUEST ADDRESSED TO THE INVESTOR RELATIONS DEPARTMENT, EDUCATION MANAGEMENT CORPORATION, 300 SIXTH AVENUE, PITTSBURGH, PA 15222. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

     At the close of business on September 11, 2001, the record date for determining the shareholders entitled to vote at the Annual Meeting, there were outstanding and entitled to be voted an aggregate of 30,432,419 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. Shareholders are entitled to one vote per share; shareholders do not have cumulative voting rights. The presence in person or by proxy of shareholders holding a majority of the shares of Common Stock outstanding as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or by proxy (including shares that are present but are not voted with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present.

     The election of directors, the ratification of the appointment of the independent public accountants and the amendment of the 1996 Stock Incentive Plan each require the affirmative vote of the holders of a majority of the shares of Common Stock voting thereon at the Annual Meeting. Shares whose holders abstain from voting with respect to a specific proposal and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular proposal will not be counted as having been voted with respect to such proposal. Accordingly, neither broker non-votes nor abstentions will have any effect on whether either of the three proposals is approved since each proposal merely requires the affirmative vote of the holders of a majority of the shares voting on that proposal.

     The Board knows of no matters other than those set forth below that are to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by such proxy in accordance with their judgment on such matters. Under the applicable rules of the Securities and Exchange Commission, those persons would have that discretionary authority with respect to any proposal brought before the Annual Meeting if the Company did not have notice of the proposal by September 3, 2001.

     All expenses of the solicitation of proxies will be borne by the Company. Present and former directors and officers and other employees of the Company may also solicit proxies by telephone, telegram or mail, or by meeting with shareholders or their representatives. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for their charges and expenses in forwarding proxy materials to beneficial owners.

PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of nine directors divided into three classes. The Board is comprised of three Class I Directors, three Class II Directors and three Class III Directors, with all directors holding office for staggered terms. Each director will serve (subject to his or her earlier death, resignation or removal) until the Annual Meeting of Shareholders held in the year in which his or her term is scheduled to expire or thereafter until such director's successor is elected and qualified.

     At the Annual Meeting, three directors are to be elected to hold office for three-year terms scheduled to expire at the Annual Meeting of Shareholders to be held in the year 2004 (the "2004 Annual Meeting of Shareholders"). Unless there is a contrary indication, the persons named in the accompanying proxy intend to vote the shares represented by such proxy for the election to the Board of James
J. Burke, Jr., Robert P. Gioella and Miryam L. Knutson, the current Class II Directors whose terms expire this year.

     Each of the nominees has consented to serve as a director. If for any reason a nominee should become unable or unwilling to accept nomination or election, the persons named in the accompanying proxy intend to vote the shares represented by such proxy for the election of such other person as the Board may recommend. Alternatively, the Board may reduce the number of directors to eliminate the vacancy.

     A brief summary of each director's principal occupation and business affiliations and certain other information follows.

NOMINEES AS DIRECTORS FOR TERMS EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

     James J. Burke, Jr., age 49, has been a director of the Company since 1986. He is a graduate of Brown University (B.A., Psychology 1973) and Harvard University Graduate School of Business Administration (M.B.A., 1979). He is a partner and director of Stonington Partners, Inc., a private investment firm, a position that he has held since 1993, and has been a partner and director of Stonington Partners, Inc. II since 1994. Mr. Burke serves on the board of directors of AnnTaylor Stores Corporation.

     Robert P. Gioella, age 53, has been the President and Chief Operating Officer of the Company since March 1999 and was appointed a member of the Board of Directors of the Company in June 1999. From 1998 to March 1999, he was the Senior Vice President/Operations of the Company, and from 1997 to 1998, he was the Vice President -- New School Operations of the Company. From 1993 to 1997, Mr. Gioella was president of The Art Institute of Philadelphia. He is a graduate of the University of Steubenville (B.A., Political Science 1970) and Duquesne University (M.A., Political Science 1976).

     Miryam L. Knutson, age 56, has been a director of the Company since 1990. She is a graduate of the Universidad del Zulia, Venezuela (B.A., Journalism
1965). Ms. Knutson joined the Company in 1984 and held a variety of management positions. From 1989 to 1996, she was the Company's President and Chief Operating Officer. From 1996 to 1998, she was the Vice Chairman of the Company. Since 1998, she has worked as a part-time consultant-employee for the Company and has acted as a consultant for Stonington Partners, Inc. and Arena Capital Partners, L.L.C. Ms. Knutson is the wife of Robert B. Knutson.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

DIRECTORS CONTINUING IN OFFICE

     TERMS EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN THE YEAR 2002

     Robert B. Knutson, age 67, has been the Chairman and Chief Executive Officer of the Company since 1986 and a director of the Company since 1969. He is a graduate of the University of Michigan (B.A., Economics 1956) and was a fighter pilot with the U.S. Air Force from 1957 to 1962. Mr. Knutson joined the Company as a director in 1969 and became its President in 1971 and the Chairman, President and Chief Executive Officer in 1986. Mr. Knutson is the husband of Miryam L. Knutson.

     John R. McKernan, Jr., age 53, was appointed Vice Chairman of the Company and a member of the Board of Directors of the Company in June 1999. Mr. McKernan served as Governor of the State of Maine from 1987 to

1995. Since 1995, he has been the Chief Executive Officer of McKernan Enterprises, Inc., a consulting and investment firm. He is a graduate of Dartmouth College (B.A., Government 1970) and the University of Maine Law School (J.D., 1974).

     James S. Pasman, Jr., age 70, has been a director of the Company since 1997. He is a graduate of Upsala College (B.B.A., 1956) and the Stern School of Business at New York University (M.B.A., 1962). From 1989 to 1991, he was the president and chief operating officer of National Intergroup, Inc. and chairman of the board of Permian Oil Corp. Since then, Mr. Pasman has been retired. Mr. Pasman serves on the boards of directors of Credit Suisse Asset Management Corp Income Fund, Credit Suisse Asset Management Corp. High Yield Income Fund, the Deutsche Bank VIT Trust and Tyco International, Ltd.

     TERMS EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN THE YEAR 2003

     Robert H. Atwell, age 70, has been a director of the Company since 1996. He is a graduate of the College of Wooster (B.A., Political Science 1953) and of the University of Wisconsin (M.A., Public Administration 1957). From 1984 until 1996, Mr. Atwell was the president of the American Council on Education. From 1996 until 2000, he was a senior consultant with A.T. Kearney, Inc., a global consulting firm.

     William M. Campbell, III, age 41, has been a director of the Company since 1996. He is a graduate of Harvard College (B.A., Economics 1982) and Harvard University Graduate School of Business Administration (M.B.A., 1987). From 1994 to 1998, he was the executive vice president of CBS Television. Since 1998, he has been the president of Miramax Television.

     Albert Greenstone, age 74, is the president emeritus of The National Center for Professional Development, a unit of the Company, and has been a director of the Company since 1973. He attended the University of Virginia (1946 to 1948) and graduated from the University of Georgia Law School (J.D., 1950). Mr. Greenstone joined the Company in 1972 as president and chief executive officer of The National Center for Paralegal Training and became the president emeritus of The National Center for Professional Development in 1994.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating Committee.

     The Audit Committee reviews and makes recommendations to the Board with respect to the selection of the Company's independent public accountants, the fees to be paid to such accountants, the adequacy of the audit and accounting procedures of the Company, conferring with the independent accountants on numerous matters including, but not limited to, a discussion of the Company's annual report on Form 10-K and the quarterly report on Form 10-Q prior to their filing, and such other matters as are specifically delegated to the Audit Committee by the Board. The committee has adopted a formal written audit committee charter. The Committee held four meetings during fiscal 2001. The members of the Audit Committee during fiscal 2001 were Messrs. Pasman (Chair), Burke and Greenstone.

     The Compensation Committee recommends to the Board the management remuneration policies of the Company, including but not limited to increases in salary rates and fringe benefits of elected officers, other remuneration plans such as incentive compensation and deferred compensation, and directors' compensation and benefits. The Compensation Committee also administers the Company's stock-based compensation plans, except that the full Board administers those stock-based compensation plans with respect to their applicability to directors of the Company. The Compensation Committee held three meetings during fiscal 2001. The members of the Compensation Committee during fiscal 2001 were Messrs. Burke (Chair), Campbell, Greenstone and Pasman.

     The Nominating Committee proposes to the full Board nominees for election to the Board and its standing committees. The Nominating Committee held one meeting during fiscal 2001. The members of the Nominating Committee during fiscal 2001 were Mr. Knutson (Chair), Mr. Atwell and Ms. Knutson. In considering persons to nominate for election as directors, the Nominating Committee will consider recommendations from shareholders that are submitted in accordance with the following procedures. Any such recommendation must be received by the Secretary of the Company on behalf of the Nominating Committee not less than 60 nor more than 90 days in advance of the first anniversary of the previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, the shareholder must deliver such recommendation no later than the close of business on the fifth day following the date on which public announcement of the date of such meeting is first made. The letter setting forth a shareholder's recommendation for nomination must include the name and address of that shareholder, a description of any arrangement or understanding between that shareholder and each person being recommended as a nominee with respect to the Company or such recommendation, and such other information regarding each person being recommended as a nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission concerning such person as a nominee. In addition, any such letter must be accompanied by a consent from each person being recommended to serve as a director if elected. No such nominations were received.

     During fiscal 2001, there were four regular meetings and four special meetings of the Board. Each of the directors named above attended 75% or more of the aggregate number of meetings of the Board of Directors of the Company and the committees on which he or she served during fiscal 2001.

SECURITY OWNERSHIP

     The following table sets forth, as of August 31, 2001, the number of shares of Common Stock beneficially owned by (i) any person (including any group) known by management to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for election as a director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Unless otherwise indicated in a footnote, each individual or group possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

                                                                             PERCENTAGE OF
                                                                              OUTSTANDING
                                                               NUMBER OF        SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                       SHARES OWNED       OWNED
---------------------------------------                       ------------       -----
Education Management Corporation Employee Stock Ownership
  Trust(2)..................................................    4,673,005        15.4%
Baron Capital Group, Inc.(3)................................    2,976,700         9.8%
Robert B. Knutson(4)(5).....................................    3,243,935        10.7%
Miryam L. Knutson(4)........................................      222,790           *
Robert H. Atwell(6).........................................       12,500           *
James J. Burke, Jr.(7)......................................      214,302           *
William M. Campbell, III(8).................................       29,500           *
Robert P. Gioella(9)........................................      125,930           *
Albert Greenstone(10).......................................       16,588           *
Robert T. McDowell(11)......................................      268,612           *
John R. McKernan, Jr.(12)...................................       72,246           *
James S. Pasman, Jr.(13)....................................       31,500           *
David J. Pauldine(14).......................................      148,878           *
All executive officers and directors as a group (11
  persons)(15)..............................................    4,386,781        14.4%

---------------

 * Less than 1%

(1) The address of each listed shareholder, unless otherwise noted, is c/o Education Management Corporation, 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222.

(2) These shares are held by the trustee, Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, for the benefit of participants in the Education Management Corporation Employee Stock Ownership Trust (the "ESOP"). The ESOP is administered by the Company's Retirement Committee. ESOP participants are entitled to direct the voting of the shares of Common Stock allocated to their respective accounts. Allocated shares of Common Stock for which voting instructions are not given and unallocated shares held by the ESOP are voted by the trustee in the manner determined by the Retirement Committee.

 (3) The address of Baron Capital Group, Inc. and its affiliates, BAMCO, Inc., Baron Capital Management, Inc., Baron Asset Fund, and Ronald Baron, is 767 Fifth Avenue, New York, New York 10153. These persons share both voting and dispositive power over some or all of the shares set forth opposite the name "Baron Capital Group, Inc." in the table. The information provided for Baron Capital Group, Inc. is based on information provided in a filing with the Securities and Exchange Commission.

 (4) Mr. Knutson and Ms. Knutson, who are husband and wife, disclaim beneficial ownership of each other's shares.

 (5) Includes 3,042,055 shares of Common Stock held by Mr. Knutson's revocable trusts, 139,153 shares of Common Stock held by Mr. Knutson's grantor retained annuity trust, 41,359 shares receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above and 21,368 shares allocated to Mr. Knutson under the ESOP.

 (6) Represents shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above.

 (7) Includes 27,500 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above, 2,000 shares held by Mr. Burke's spouse, and 6,000 shares held by trusts of which Mr. Burke is a trustee.

 (8) Includes 27,500 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above.

 (9) Includes 113,250 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above and 10,358 shares allocated to Mr. Gioella under the ESOP.

(10) Includes 12,500 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above.

(11) Includes 69,671 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above and 29,893 shares allocated to Mr. McDowell under the ESOP.

(12) Includes 64,000 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above.

(13) Includes 27,500 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above.

(14) Includes 127,500 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above and 19,064 shares allocated to Mr. Pauldine under the ESOP.

(15) Includes 525,780 shares of Common Stock receivable upon the exercise of options that are exercisable within 60 days of the date of the table set forth above and 80,683 shares allocated to the accounts of officers and Ms. Knutson under the ESOP.

PROPOSAL TWO: RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF
              ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR

     In accordance with the recommendation of the Audit Committee, the Board has reappointed Arthur Andersen LLP as independent public accountants of the Company for fiscal 2002. Although ratification of this reappointment is not legally required, the Board believes it is appropriate for the shareholders to ratify such action. In the event that the shareholders do not ratify the selection of Arthur Andersen LLP as the Company's independent public accountants, the Company will reconsider such appointment. A representative of Arthur Andersen LLP, which has served as the Company's independent public accountants for over 20 years, will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. The Board reserves the right to replace the Company's independent public accountants at any time upon recommendation of the Audit Committee.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL THREE: AMENDMENT OF 1996 STOCK INCENTIVE PLAN

     The 1996 Stock Incentive Plan, as amended, (the "Incentive Plan") became effective following its approval by the shareholders of the Company at their 1996 annual meeting. The Board believes that the Incentive Plan, and its predecessor plans, the 1993 and 1990 Management Incentive Stock Option Plans, have been effective in attracting executives, key employees and non-employee directors to the Company and its subsidiaries and in providing long-term incentives and rewards to those executives and key employees responsible for the continued growth of the Company. The Board further believes that the awards granted under the Incentive Plan have provided an incentive that aligns the economic interests of management and other key employees with those of the Company's shareholders. The Board continues to believe that it is in the Company's best interest to utilize these types of awards as an integral part of its compensation programs, and considers these programs to be key contributors to the ongoing success of the Company.

     The Incentive Plan initially authorized the issuance of 1,250,000 shares of Common Stock, and this number was automatically increased to 2,500,000 in connection with the Company's December 1998 2-for-1 stock split, in accordance with the terms of the Incentive Plan. At the 1999 annual meeting of shareholders of the Company, they approved an increase in the number of shares authorized to be issued to 5,000,000. Of the 5,000,000 shares of Common Stock currently authorized for use under the Incentive Plan, approximately 1.4 million shares were available for awards as of June 30, 2001. The Board of Directors believes that an increase by 1,000,000 in the number of shares of Common Stock authorized for issuance pursuant to awards under the Incentive Plan is necessary to continue the Incentive Plan in future years. Accordingly, the Board of Directors approved, subject to the approval of the Company's shareholders, an increase in the total shares of Common Stock available for issuance under the Incentive Plan from 5,000,000 shares to 6,000,000 shares.

     The material features of the Incentive Plan, as amended to date, are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, as it is proposed to be amended, the full text of which is set forth as Appendix A to this proxy statement.

ADMINISTRATION

     The Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), except that the full Board administers the Incentive Plan with respect to its applicability to directors of the Company. All members of the Committee are non-employee directors of the Company. The Committee has the authority to determine, within the limits of the express provisions of the Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. With respect to employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Committee may delegate its authority under the Incentive Plan to one or more officers or employees of the Company.

TYPES OF AWARDS

     Awards under the Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights ("SARs"), limited stock appreciation rights ("Limited SARS"), restricted shares of Common Stock, and performance awards.

     Stock Options. The Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Internal Revenue Code.

     The exercise price for stock options will be determined by the Committee in its discretion, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted.

     Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The Incentive Plan provides for earlier termination of stock options upon the participant's termination of employment, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

     At the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, shares of Common Stock held by the participant for at least six months, a combination of cash and shares of Common Stock or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms). The Committee may also establish a program under which participants can defer the receipt of option shares.

     The Incentive Plan contains a reload option feature. Reload options are intended to encourage employees to exercise options at an earlier date and to retain the shares so acquired, in furtherance of the Company's desire to encourage increased employee stock ownership. Under the reload feature, participants who tender previously owned shares or have shares withheld to pay all or a portion of the exercise price of vested stock options or to cover the associated tax liability may be eligible, in the discretion of the Committee, to receive a reload option covering the same number of shares as are tendered or withheld for such purposes. The market value on the date of grant of a reload option establishes the exercise price of such option, and such option will have a term equal to the remaining term of the original option.

     Stock Appreciation Rights. SARs may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times
(ii) the number of shares of Common Stock with respect to which the SAR is exercised.

     The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined by the Committee.

     Limited SARs. Limited SARs may be granted independent of or in tandem with stock options and shall be exercisable by the participant for a period of sixty
(60) days following the occurrence of a change in control (as defined in the Incentive Plan). Upon the exercise of a Limited SAR, the participant will be entitled to receive from the Company in exchange therefor cash in an amount equal to the excess of the value on the date of exercise of the number of shares of Common Stock subject to the limited SARs being exercised over the exercise price of such Limited SAR. For this purpose, the value of Common Stock will be the highest fair market value of the Common Stock during the period beginning on the 90th day prior to the date on which the Limited SARs are exercised and ending on such date.

     Restricted Shares. The Committee may award to a participant shares of Common Stock subject to specified restrictions ("Restricted Shares"). Restricted Shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The terms and conditions of Restricted Share awards are determined by the Committee. The performance targets will also be determined by the Committee and may, but need not, include specified levels of earnings before interest, taxes and amortization of intangibles and/or earnings per share.

     Performance Awards. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee.

     Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee and may, but need not, include specified levels of earnings before interest, taxes and amortization of intangibles and/or earnings per share. When circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets.

     Non-Employee Director Grants. The Incentive Plan also provides for annual, non-discretionary stock option grants to be made to members of the Board of Directors who are not employees of the Company. Each person who is a non-employee director receives an option to purchase 15,000 shares of Common Stock on the date that he or she is first elected to the Board. If a Board member who is an employee of the Company or a Subsidiary retires as an employee but continues to serve on the Board after such retirement, such person may receive an initial option grant for service as a Non-Employee Director on such terms and conditions as the Board shall determine. Each non-employee director also receives an annual non-discretionary grant of an option to purchase 5,000 shares of Common Stock on the date of each annual meeting of the Company's shareholders while such director remains a director. Both the initial and the annual non-employee director options vest 50% on the first and 50% on the second anniversary of the date of grant and have a ten-year term.. The exercise price of each such non-employee director stock option is the fair market value on the date of grant of the shares subject to the option.

     Change in Control. If a change in control occurs (as defined in the Incentive Plan), all outstanding options and other awards will become fully exercisable and all restrictions on outstanding options and awards will lapse.

ELIGIBILITY

     The Committee may grant awards to any officer, key employee or consultant of the Company or any of its direct or indirect subsidiaries and to directors or trustees of such subsidiaries. Non-employee directors of the Company receive awards in accordance with automatic, non-discretionary provisions of the Incentive Plan. It is presently contemplated that approximately 200 persons will be eligible to receive awards. Such number is likely to increase with acquisitions by the Company.

AWARDS GRANTED UNDER THE INCENTIVE PLAN

     The Committee and the Board of Directors approved the grant of stock options as of November 2, 2000 for 210,500 shares for certain of its employees, none of whom were executive officers. All such options had an exercise price per share equal to $30.125 (the closing price on the date of grant). On the same date, each non-employee director of the Company was granted an option to purchase 5,000 shares of Common Stock with an exercise price of $30.125. Options were also granted during fiscal 2001 to a limited number of additional employees. The dates of those grants, the total number of shares of Common Stock subject to the options granted, and the exercise price per share are as follows:

SHARES SUBJECT TO GRANT                             DATE OF GRANT   OPTION PRICE
-----------------------                            ---------------  ------------
4000.............................................  October 2, 2000     $28.00
23,500...........................................  January 2, 2001     $35.13
9,000............................................  April 2, 2001       $32.00

     The exact types and amounts of any future awards to be made to any eligible employees pursuant to the Incentive Plan are not presently determinable, and the Company has not yet determined any specific awards to be made using the additional shares to be authorized under the Incentive Plan (although the Company does anticipate that it will grant options to certain employees and directors of Argosy Education Group, Inc. in connection with its acquisition of that company, currently expected to be completed by the end of calendar year
2001). As a result of the discretionary nature of the Incentive Plan, it is not possible to state who the participants in the Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

ASSIGNABILITY

     No award granted pursuant to the Incentive Plan is transferable or assignable by its recipient other than by will or the laws of descent and distribution, except that the Committee may grant non-statutory stock options that are transferable to immediate family members or trusts or partnerships for such family members.

SHARES SUBJECT TO THE INCENTIVE PLAN

     Currently, an aggregate of 5,000,000 shares of Common Stock is reserved for issuance under the Incentive Plan, and, as of June 30, 2001, approximately 1.4 million shares were available for awards under the Incentive Plan. Under the proposed amendment, the aggregate number of shares reserved for issuance under the Incentive Plan would be increased by 1,000,000 shares to 6,000,000 shares. No more than 6,000,000 shares may be issued upon the exercise of ISOs and no more than 15% of the total shares of Common Stock available for issuance under the Incentive Plan may be granted in the form of Restricted Shares or performance awards. Shares of Common Stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award may be the subject of a new award under the Incentive Plan. Shares of Common Stock to be delivered or purchased under the Incentive Plan may be either authorized but unissued Common Stock or treasury shares. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available under the Plan.

ANTI-DILUTION PROTECTION

     In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the Incentive Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of Common Stock subject to the Plan, the number of shares of Common Stock subject to an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year. An adjustment was made in connection with the Company's December 1998 stock split.

MARKET VALUE RESTRICTIONS

     The exercise price per share of Common Stock under each nonqualified stock option or ISO granted under the Incentive Plan, which is paid to the Company at the time of the exercise, is determined by the Committee, but may not be less than the market value of such Common Stock on the date of grant of such option. The exercise price for each option remains constant during the life of the option, subject to adjustment pursuant to the anti-dilution provisions of the Incentive Plan described above. On August 31, 2001, the market price per share of Common Stock was $38.07 based on the closing price of the Common Stock on the NASDAQ National Market System on such date.

AMENDMENTS AND TERMINATIONS

     The Board of Directors may at any time terminate or amend the Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Plan without the consent of the recipient. No ISO awards may be made under the Incentive Plan after October 31, 2006.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of the issuance and/or exercise of awards under the Incentive Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

     Incentive Stock Options. The Incentive Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code. A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the ISO. If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory "holding period"), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

     The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder's income for alternative minimum tax purposes.

     Nonqualified Stock Options. The recipient of a nonqualified stock option under the Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

     Stock Appreciation Rights. A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company's Common Stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

     Restricted Shares. A recipient will not be taxed at the date of an award of Restricted Shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such Restricted Shares to the recipient, elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the Restricted Shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

     Performance Awards. A recipient of performance shares or performance units will not recognize any income for federal income tax purposes on the date of the grant of the right to receive performance shares or units. The recipient will recognize ordinary income for federal income tax purposes at the time of receipt of cash and/or Common Stock with respect to the performance share or units in an amount equal to the excess, if any, of the fair market value of the performance shares or units on the date received over the price, if any, of the performance shares or units on the date of grant. The Company will be entitled to a deduction on the date of receipt of the performance shares by the recipient in an amount equal to the ordinary income recognized by the recipient. Upon disposition of any stock received, the recipient will recognize long-term or short-term gain or loss depending upon the period for which he or she has held the stock in an amount equal to the difference between the amount realized and the fair market value of the stock on the date of receipt.

EFFECTIVE DATE

     The amendment to the Incentive Plan shall be effective immediately on the date of its approval by the shareholders of the Company. If the amendment is not approved by such shareholders, the Incentive Plan will remain in effect as it currently exists, without the amended provision proposed herein.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information concerning the Company's executive officers. Additional information with respect to Messrs. Knutson, Gioella and McKernan is set forth above on pages 2-3.

NAME                                            AGE                      POSITION
----                                            ---                      --------
Robert B. Knutson............................   67    Chairman and Chief Executive Officer and
                                                      Director
Robert P. Gioella............................   53    President and Chief Operating Officer and
                                                      Director
John R. McKernan, Jr.........................   53    Vice Chairman and Director
Robert T. McDowell...........................   47    Executive Vice President and Chief Financial
                                                      Officer
David J. Pauldine............................   44    President, The Art Institutes

     Robert T. McDowell is Executive Vice President and Chief Financial Officer of the Company. From 1994 to September 1999, he was Senior Vice President and Chief Financial Officer of the Company. He is a graduate of the University of Pittsburgh (M.B.A., 1978; B.A., Economics 1977). Mr. McDowell joined the Company in 1988.

     David J. Pauldine is President of The Art Institutes, the Company's main operating unit. He is a graduate of The University of Dayton (B.A., Marketing
1979) and Antioch University (M.A., Leadership 1997). From 1990 to 1993 Mr. Pauldine was the president of The Art Institute of Seattle, from 1994 to 1998 he was the president of The Art Institute of Fort Lauderdale, from 1998 to March 1999 he was Senior Vice President, Marketing of the Company, and from March 1999 to November 2000 he was Executive Vice President of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

     Based on a review of the forms it has received, the Company believes that during the fiscal year ended June 30, 2001 all Section 16(a) filing requirements were complied with by such persons, except that one transaction by Mr. McKernan was reported on a Form 5 rather than on a Form 4.

CERTAIN TRANSACTIONS

     Mr. Knutson is a limited partner, with no managerial authority, in Ocean World Associates Ltd. The Art Institute of Fort Lauderdale leases one of its buildings from Ocean World Associates Ltd. for approximately $1.7 million annually.

     Mr. Knutson and Mr. Greenstone are limited partners, with no managerial authority, in AIPH Limited Partnership, which is a general partner of The Art Institute of Philadelphia Limited Partnership. The Art Institute of Philadelphia leases one of its buildings from The Art Institute of Philadelphia Limited Partnership for approximately $500,000 annually.

     Mr. McKernan is the chief executive officer of McKernan Enterprises, Inc. The Company made payments of approximately $18,000 in fiscal 2000 to McKernan Enterprises, Inc. for the use of office space in Maine.

COMPENSATION OF EXECUTIVE OFFICERS

     The Summary Compensation Table shows, for the fiscal years 1999 through 2001, the compensation paid or awarded to Mr. Knutson, the Company's Chairman and Chief Executive Officer, and the Company's next four most highly compensated executive officers during fiscal 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                         ANNUAL COMPENSATION             ------------
                                                --------------------------------------    SECURITIES
                                                                        OTHER ANNUAL      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR   SALARY($)   BONUS($)   COMPENSATION($)    OPTIONS(#)    COMPENSATION($)(2)
---------------------------              ----   ---------   --------   ---------------   ------------   ------------------
Robert B. Knutson...................     2001    415,161    525,000          --                  0            61,515
  Chairman and                           2000    364,583    450,000          --             75,000            61,556
  Chief Executive Officer                1999    325,000    385,000          --            128,000            37,062

Robert P. Gioella...................     2001    270,177    250,000          --                  0            23,509
  President and                          2000    244,792    232,000          --             65,000            25,903
  Chief Operating Officer                1999    199,167    160,000          --             80,000            28,773

John R. McKernan, Jr.(1)............     2001    226,783    225,000          --                  0               411
  Vice Chairman                          2000    207,500    182,000          --             56,000               288
                                         1999     20,833     50,000          --            100,000                --

Robert T. McDowell..................     2001    212,183    170,000          --                  0            32,764
  Executive Vice President and           2000    195,833    156,000          --             52,000            36,213
  Chief Financial Officer                1999    179,167    130,000          --             40,000            27,069

David J. Pauldine...................     2001    206,167    175,000          --                  0            29,740
  President, The Art                     2000    197,917    162,000          --             52,000            26,238
    Institutes                           1999    170,000    100,000          --             46,000            23,461

---------------
(1) Mr. McKernan was elected Vice Chairman of the Company in June 1999.

(2) Such amounts represent, to the extent applicable, the Company's contributions to the ESOP, contributions to the Company's profit-sharing retirement plan and deferred compensation plan and the dollar value of life insurance premiums paid by the Company with respect to term life insurance for the benefit of certain executive officers of the Company. For fiscal 2001, the amounts paid are as follows:

                                                                       DEFERRED     GROUP LIFE
                                                        RETIREMENT   COMPENSATION   INSURANCE
                                               ESOP        PLAN          PLAN        PREMIUMS
                                               ----     ----------   ------------   ----------
Robert B. Knutson...........................  $   940     $7,650       $52,514         $411
Robert P. Gioella...........................    2,482      5,800        14,816          411
John R. McKernan, Jr........................       --         --            --          411
Robert T. McDowell..........................   11,851      7,650        12,852          411
David J. Pauldine...........................   14,739      5,042         9,548          411

                       OPTION GRANTS IN FISCAL YEAR 2001

     No options were granted to Mr. Knutson, the Company's Chairman and Chief Executive Officer, or to the Company's next four most highly compensated executive officers during fiscal 2001.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001
                        AND JUNE 30, 2001 OPTION VALUES

                                                      NUMBER OF                                NUMBER OF
                                                      SECURITIES           VALUE OF            SECURITIES           VALUE OF
                                                      UNDERLYING         UNEXERCISED,          UNDERLYING         UNEXERCISED,
                                                    UNEXERCISED &         EXERCISABLE        UNEXERCISED &        UNEXERCISABLE
                         SHARES                      EXERCISABLE         IN-THE-MONEY        UNEXERCISABLE        IN-THE-MONEY
                       ACQUIRED ON      VALUE         OPTIONS AT          OPTIONS AT           OPTIONS AT          OPTIONS AT
NAME                   EXERCISE(#)   REALIZED($)   JUNE 30, 2001(#)   JUNE 30, 2001($)(1)   JUNE 30, 2001(#)   JUNE 30, 2001($)(1)
----                   -----------   -----------   ----------------   -------------------   ----------------   -------------------
Robert B. Knutson....   160,634      $4,171,804         11,445            $  301,320            117,584            $3,232,972
Robert P. Gioella....    18,000      $  484,789         85,254            $2,461,878             88,746            $2,497,462
John R. McKernan,
  Jr.................        --              --         64,000            $1,506,240             92,000            $2,364,720
Robert T. McDowell...    55,664      $1,759,211         59,672            $1,769,084             59,000            $1,688,309
David J. Pauldine....        --              --        116,000            $3,795,080             62,006            $1,773,297

---------------
(1) Based on the closing price of the Common Stock on Friday, June 29, 2001 of $40.05 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The Company's Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. The Compensation Committee during fiscal 2001 consisted of Messrs. Burke, Campbell, Greenstone and Pasman, none of whom is employed by the Company. Mr. Greenstone was the president and chief executive officer of The National Center for Paralegal Training, a unit of the Company, from 1972 to 1994. In addition, Mr. Greenstone is a limited partner, with no managerial authority, in AIPH Limited Partnership, which is a general partner of The Art Institute of Philadelphia Limited Partnership. The Art Institute of Philadelphia leases one of its buildings from this partnership for approximately $500,000 annually.

EMPLOYMENT AGREEMENTS

     The Company and Mr. Knutson are parties to an employment agreement dated as of September 8, 1999 (the "Employment Agreement"). The Employment Agreement is for an initial three-year term ending in September 2002 and is subject to successive, automatic one-year extensions unless either party gives written notice of non-extension to the other party at least 180 days prior to any renewal date. Under the terms of the Employment Agreement, Mr. Knutson will serve as Chairman and Chief Executive Officer of the Company and is to receive a base salary at an annual rate of $375,000, subject to annual cost of living increases and discretionary increases by the Board, plus incentive compensation and other employee benefits under the various benefit plans and programs maintained by the Company.

     The Employment Agreement will terminate prior to its then-scheduled expiration date in the event of the death or disability of Mr. Knutson. In addition, the Company may terminate the Employment Agreement with or without cause (as defined therein) and Mr. Knutson may resign upon 30 days' advance written notice to the Company. If Mr. Knutson is discharged from his employment by the Company without cause or if he resigns with good reason (as defined therein) (each referred to as an "eligible termination"), and the termination is not in anticipation of or two years following a change in control of the Company (as defined), he will continue to receive payment of his base salary and average incentive compensation for a period of one year following the date of termination. During this one-year period, Mr. Knutson will be eligible to receive certain other fringe benefits, such as health and life insurance. In addition, the Company will provide outplacement services to Mr. Knutson (or, at Mr. Knutson's election, payment of the value of such services) and all of Mr. Knutson's stock options will become vested and exercisable immediately upon the termination. If an eligible termination occurs in anticipation of or within a two-year period following a change in control of the Company, he will instead receive an amount equal to two times his annual base salary and average incentive compensation, which will be payable in a lump sum within 30 days of the date of termination, as well as certain other fringe benefits for a period of two years following the date of termination and immediate vesting and accelerated distribution of certain supplemental retirement benefits.

     The Employment Agreement contains non-competition, non-solicitation and confidentiality covenants on the part of Mr. Knutson. The non-solicitation and non-competition provisions continue for one year following termination of employment, except that the non-competition covenant will cease to be applicable in the event of an eligible termination or a termination in anticipation of or within two years after a change in control. In addition, the Employment Agreement entitles Mr. Knutson to receive a tax gross-up bonus to cover, on an after-tax basis, any change in control excise taxes payable by him as a result of any payments made under the terms of the Employment Agreement.

     The Company has also entered into employment agreements with its other executive officers, Messrs. Gioella, McDowell, McKernan and Pauldine. Each agreement is dated as of September 8, 1999 except Mr. McKernan's, which is dated as of June 4, 1999. Those agreements are on substantially the same terms as the Employment Agreement but reflect each such officer's individual position and current compensation.

DIRECTORS' COMPENSATION

     The Company provides each non-employee director with the following compensation: (i) a $12,000 annual retainer and reimbursement for out-of-pocket expenses, (ii) a $1,000 fee for each Board meeting attended, (iii) a $500 fee for each committee meeting attended that is not held on the same day as a Board meeting, (iv) pursuant to the Incentive Plan, a non-discretionary grant of an option to purchase 15,000 shares of Common Stock, such grant to be made on the date that a non-employee director is first elected to the Board, which option vests 50% on the first anniversary and 50% on the second anniversary of such grant, and (v) pursuant to the Incentive Plan, an annual non-discretionary grant of an option to purchase 5,000 shares of Common Stock, such grant to be made on the date of each annual meeting of the Company's shareholders while such director remains a director, which option will vest 50% on the first anniversary and 50% on the second anniversary of that meeting. The exercise price for each such non-employee director stock option will be the fair market value on the date of grant of the shares subject to the option. All such options will have a ten-year term. Directors who are employees of the Company receive no additional compensation for serving on the Board.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY AND PROGRAMS

     The Compensation Committee of the Board (the "Committee") is responsible for, among other things, reviewing and administering the Company's policies governing compensation, employee benefits and incentive plans for its executive officers. During fiscal 2001, the Committee was comprised of four non-employee directors, James J. Burke, Jr., Albert Greenstone, James S. Pasman, Jr., and William M. Campbell, III. The Committee met three times during fiscal 2001.

     The key objectives of the Committee's policies on compensation and benefits are to enhance the Company's ability to attract and retain highly qualified executives, to establish and maintain compensation and benefit programs that are fair and competitive with those of comparable organizations, and to develop and maintain executive compensation programs that link compensation to the short-term and long-term performance of the Company and the interests of its shareholders.

     The primary elements in the Company's compensation program for its executive officers are an annual base salary, an annual cash bonus and long-term incentive grants, which at the present time are in the form of stock options.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), restricts the deductibility for federal income tax purposes of the compensation paid to the chief executive officer and each of the four other most highly compensated executive officers of a public company for any fiscal year to the extent that such compensation exceeds $1,000,000 and does not qualify as "performance-based" as defined under the Code. The

Committee intends to obtain the fullest compensation deduction possible without sacrificing the flexibility needed to recognize and reward desired performance. The Committee believes that all compensation provided to the Company's executive officers in fiscal 2001 is fully deductible.

BASE SALARIES

     The annual base salaries for the Company's executive officers for fiscal 2001 were established by the Committee based, in part, upon information available to it concerning the salaries paid to similar officers at the comparable, publicly-traded, postsecondary education companies included in the peer group index for purposes of the performance graph set forth below. The Committee expects to adjust salaries periodically to take into account competitive market conditions, individual and corporate performance and changes in job responsibilities.

ANNUAL CASH BONUSES

     The Company provides annual incentives to its executive officers and other key employees in the form of cash bonuses. The Company has established an incentive bonus plan for executive officers and other key employees. The plan provides that bonuses are to be paid based on the attainment of corporate and individual goals and objectives established at the beginning of each year. These goals and objectives include earnings and revenue targets, placement rates and average starting salaries for graduates of the Company's schools, as well as the achievement of individual performance objectives.

LONG-TERM INCENTIVES

     The Committee administers the Incentive Plan, which was adopted by the Company to attract and retain key personnel and non-employee directors. Under the Incentive Plan, the Committee is authorized to grant officers and key employees of the Company and its subsidiaries non-statutory stock options, incentive stock options, stock appreciation rights, limited stock appreciation rights, performance shares and restricted stock with respect to up to 5,000,000 shares of Common Stock (subject to adjustment in certain events in accordance with the Incentive Plan). If the Incentive Plan is amended as proposed, that maximum authorization would be increased to 6,000,000 shares of Common Stock.

     The Committee's primary objectives when making grants under the Incentive Plan are to allow key employees to participate in the success of the Company through stock ownership, to provide a strong and direct link between employee compensation and the interests of shareholders, and to encourage recipients to focus on the long-term performance of the Company. The number of shares of Common Stock that are the basis of an award to any individual is determined by the individual's position in and level of responsibility at the Company, which, to a great extent, reflect that individual's ability to influence the Company's long-term performance. The grants previously made to and then held by an individual may also be taken into account by the Committee when determining the size of the award to that individual in the then-current year.

     Incentive stock options granted to any holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant must be exercised not later than five years from the date of grant of the options. All other options granted under the Incentive Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of any such grant. Additionally, in the case of incentive stock options granted to any holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the market value per share of the Common Stock on the date of grant. In all other cases, the exercise price must be not less than the fair market value per share on the date of grant as determined pursuant to the methods and procedures established by the Committee. The Committee sets the exercise price for options granted under the Incentive Plan and is authorized to grant stock appreciation rights, which authorize payments of cash and/or stock to holders of such rights in an amount based on the appreciation in the value of the Common Stock from the date of grant to the date of exercise. Limited stock appreciation rights are stock appreciation rights that become exercisable only upon a Change in Control (as defined in the Incentive Plan) of the Company.

     The Committee also may grant performance shares, the number and value of which are determined by the extent to which the grantee meets performance goals and other terms and conditions set by the Committee. In addition, the Committee is authorized to grant shares of Common Stock subject to restrictions on transferability and other restrictions it may impose, including time-based and performance-based forfeiture restrictions. Such restricted stock is subject to forfeiture upon termination of employment during the restriction period.

     Options and other awards granted under the Incentive Plan are not transferable by the grantee other than by will or the laws of descent and distribution, except that the Committee may grant non-statutory stock options that are transferable to immediate family members or trusts or partnerships for such family members. If a change in control occurs (as defined in the Incentive
Plan), all outstanding options and awards will become fully exercisable and all restrictions on outstanding options and awards will lapse. The Incentive Plan also provides that, in the event of changes in the corporate structure of the Company affecting the Common Stock, the Committee will make adjustments in the number, class and/or price of the shares of capital stock subject to awards granted under the Incentive Plan to preserve the proportionate interests of participants in awards and to prevent dilution or enlargement of rights. The number of shares available for future awards will also be adjusted.

     During fiscal 2001, options for a total of 262,000 shares of Common Stock were granted to officers and other key employees. All such options have an exercise price at least equal to the fair market value per share of the Common Stock on the date of grant, vest on a pro rata basis over four years and expire ten years from the date of grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Knutson's compensation has been and will continue to be based upon the Company's overall financial performance and his achievement of individual performance goals. In establishing that compensation, the Committee applied the factors described above, which are applicable to all executive officers of the Company. The Committee also took into account information concerning the overall compensation and bonuses paid to chief executive officers of other publicly-traded, postsecondary education companies, including those companies that were included in the peer group index for purposes of the performance graph set forth below.

     The Committee believes that the Company's compensation and benefit programs for its executive officers effectively accomplish the objectives stated above.

COMPENSATION COMMITTEE

James J. Burke, Jr. (Chair)
William M. Campbell, III
Albert Greenstone
James S. Pasman, Jr.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Board of Directors maintains an Audit Committee comprised of three non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. that governs audit committee composition, including the requirement that audit committee members all be independent directors. In accordance with its written charter adopted by the Board of Directors (set forth as Appendix A to the Company's 2000 Proxy Statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with Arthur Andersen LLP the material required to be discussed by Statement on Auditing Standards No. 61; and (3) reviewed the written disclosures and the letter from Arthur Andersen LLP required by the Independence Standards Board's Standard No. 1, and discussed with Arthur Andersen LLP any relationships that may impact their objectivity and independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, as filed with the Commission.

AUDIT COMMITTEE

James S. Pasman, Jr. (Chair)
James J. Burke, Jr.
Albert Greenstone

AUDIT FEES

     The Company has been billed a total of approximately $244,730 by Arthur Andersen LLP, its independent auditors, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and the reviews of interim financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Arthur Andersen LLP for professional services rendered in connection with financial information systems design and implementation services during the fiscal year ended June 30, 2001.

ALL OTHER FEES

     The Company has been billed a total of approximately $189,000 for all other services rendered by Arthur Andersen LLP during the fiscal year ended June 30, 2001 that are not set forth above. The Audit Committee considered the effects that the provision of non-audit services may have on the auditors' independence.

PERFORMANCE GRAPH

     The performance graph set forth below compares the cumulative total shareholder return on the Common Stock with the Nasdaq Stock Market (U.S.) Index and a Peer Group Index for the period from October 31, 1996 through June 30, 2001. The graph assumes the investment of $100 at the close of trading on October 31, 1996 in the Common Stock, the Nasdaq Stock Market (U.S.) Index and the Peer Group Index and assumes re-investment of all dividends, if any. The peer group consists of the following companies selected on the basis of their similar businesses: Apollo Group, Inc., Career Education Corp., Corinthian Colleges, Inc., DeVry Inc., ITT Educational Services, Inc., and Strayer Education, Inc. The peer group no longer includes Computer Learning Centers, Inc., which is no longer a publicly-traded company. The Company believes that, including itself, these companies represent a substantial portion of the market value of publicly traded companies whose primary business is postsecondary education. The Common Stock commenced trading on the Nasdaq Stock Market on October 31, 1996.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    AMONG EDUCATION MANAGEMENT CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                             AND A PEER GROUP INDEX

                                                        EDUCATION
                                                       MANAGEMENT                                             NASDAQ STOCK
                                                       CORPORATION                 PEER GROUP                 MARKET (U.S.)
                                                       -----------                 ----------                 -------------
10/96                                                    100.00                      100.00                      100.00
6/97                                                     173.00                      121.36                      118.74
6/98                                                     219.17                      175.40                      156.28
6/99                                                     276.67                      155.17                      224.79
6/00                                                     240.84                      162.27                      332.34
6/01                                                     534.00                      335.70                      180.16

SHAREHOLDER PROPOSALS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 2002

     The latest date by which shareholder proposals must be received by the Company for inclusion in the Company's proxy materials relating to the Annual Meeting of Shareholders to be held in 2002 is September 9, 2002.

                                          By order of the Board of Directors,

                                          /s/ FREDERICK W. STEINBERG
                                          Frederick W. Steinberg
                                          Vice President, General Counsel
                                          and Secretary
                                          October 5, 2001

                                                                      APPENDIX A

                            2001 RESTATEMENT OF THE

                        EDUCATION MANAGEMENT CORPORATION

                           1996 STOCK INCENTIVE PLAN
                                   ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

     1.01 PURPOSE. The purpose of the Education Management Corporation 1996 Stock Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent employees, consultants and directors and to act as an incentive in motivating selected officers and other key employees and directors of Education Management Corporation and its Subsidiaries to achieve long-term corporate objectives. This restatement of the Plan reflects the terms of the Plan as amended through September 21, 2001.

     1.02 ADOPTION AND TERM. The Plan was approved by the Board of Directors and shareholders of Education Management Corporation, to be effective as of the closing date of the initial public offering of equity securities by the Company (the "Effective Date"). The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option may be granted hereunder after the tenth anniversary of the Effective Date and the provisions of Articles VII and VIII with respect to performance-based awards to "covered employees" under Section 162(m) of the Code) shall expire as of the fifth anniversary of the Effective Date.

                                   ARTICLE II

                                  DEFINITIONS

     For the purpose of this Plan, capitalized terms shall have the following meanings:

     2.01 AWARD means (a) any grant to a Participant of one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII and Performance Awards described in Article VIII and (b) any grant to a Non-Employee Director of a Non-Employee Director Award described in
Article IX.

     2.02 AWARD AGREEMENT means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.03 AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     2.04 BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

     2.05 BOARD means the Board of Directors of the Company.

     2.06 CHANGE IN CONTROL means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

          (a) The acquisition in one or more transactions by any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
              Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 50% or more of either (A) the shares of common stock of the Company (the

              "Company Common Stock") or (B) the combined voting power of the securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), in each case calculated on a fully-diluted basis in accordance with generally accepted accounting principles after giving effect to the acquisition; provided, however, that none of the following acquisitions shall constitute a Change in Control as defined in this clause (i): (x) any acquisition by any shareholder of the Company immediately prior to the Effective Date (a "Current Shareholder") or any Permitted Transferee (as defined in the Stockholders Agreement among the Company and certain of its shareholders as in effect immediately prior to the Effective Date (the "Stockholders Agreement")) or any group that consists solely of Current Shareholders and Permitted Transferees (a "Permitted Group") or (y) any acquisition by the Company so long as such acquisition does not result in any Person (other than any Current Shareholder, Permitted Transferee or Permitted Group) beneficially owning shares or securities representing 50% or more of either the Company Common Stock or Company Voting Securities; or

          (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and
              (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date; provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses
              (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

          (c) The shareholder rights plan of the Company is triggered and the Board fails to redeem the rights within the time provided for in the rights agreement;

          (d) Approval by the shareholders of the Company of a reorganization, merger, consolidation or similar transaction (a "Reorganization Transaction"), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, in each case calculated on a fully-diluted basis in accordance with generally accepted accounting principles after giving effect to such Reorganization Transaction, is then beneficially owned, directly or indirectly, by the Current Shareholders and Permitted Transferees; or

          (e) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other entity, with respect to which immediately following such sale or other disposition more than 50% of, respectively, the shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, in each case calculated on a fully-diluted basis in accordance with generally accepted accounting principles after giving effect to such sale or other disposition, is then beneficially owned, directly or indirectly, by the Current Shareholders and Permitted Transferees.

     2.07 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section

     2.08 COMMITTEE means the Committee defined in Section 3.01.

     2.09 COMPANY means Education Management Corporation, a Pennsylvania corporation, and its successors.

     2.10 COMMON STOCK means Common Stock of the Company, par value $.01 per share.

     2.11 COMPANY VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

     2.12 DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

     2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.14 EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

     2.15 FAIR MARKET VALUE means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on The Nasdaq Stock Market's national Market ("NNM"), the closing price, regular way, of the Common Stock on such exchange or NNM, as the case may be, or if no such reported sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NNM, the closing bid price as reported by The Nasdaq Stock Market or The Nasdaq SmallCap Market (if applicable), of if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported; or (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NNM, The Nasdaq Stock Market or The Nasdaq SmallCap Market (if applicable), the last reported bid price published in the "pink sheets" or displayed on the National Association of Securities Dealers, Inc. ("NASD") Electronic Bulletin Board, as the case may be; or (iv) if the Common Stock is not listed for trading on a national securities exchange, or is not authorized for quotation on NNM, The Nasdaq Stock Market or The Nasdaq SmallCap Market, or is not published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, the Fair Market Value of the Common Stock as determined in good faith by the Committee.

     2.16 INCENTIVE STOCK OPTION means a stock option within the meaning of
Section 422 of the Code.

     2.17 LIMITED STOCK APPRECIATION RIGHT means an Award granted in accordance with Section 6.06.

     2.18 MERGER means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

     2.19 NON-EMPLOYEE DIRECTOR means each member of the Board who is not an employee of the Company.

     2.20 NON-EMPLOYEE DIRECTOR AWARDS means Awards granted in accordance with
Article IX.

     2.21 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

     2.22 OPTIONS means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

     2.23 ORIGINAL OPTION shall have the meaning given to such term in Section 6.07.

     2.24 OUTSTANDING COMMON STOCK means, at any time, the issued and outstanding shares of Common Stock.

     2.25 PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.01 and, solely to the extent provided in
Article IX of the Plan, any Non-Employee Directors of the Company.

     2.26 PERFORMANCE AWARDS means Awards granted in accordance with Article
VIII.

     2.27 PLAN means the Education Management Corporation 1996 Stock Incentive Plan as described herein, as the same may be amended from time to time.

     2.28 PURCHASE PRICE, with respect to Options, shall have the meaning set forth in Section 6.01(b).

     2.29 RELOAD OPTION shall have the meaning given to such term in Section
6.07.

     2.30 RESTRICTED SHARES means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

     2.31 RETIREMENT means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

     2.32 STOCK APPRECIATION RIGHTS means Awards granted in accordance with
Article VI.

     2.33 STOCK UNIT means an Award consisting of the right to receive shares of Common Stock in the future.

     2.34 SUBSIDIARY means a subsidiary of the Company within the meaning of
Section 424(f) of the Code.

     2.35 TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

                                  ARTICLE III

                                 ADMINISTRATION

     3.01 COMMITTEE. The Plan shall be administered by a committee of the Board ("Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may, subject to compliance with applicable legal requirements, with respect to Participants who are not subject to Section 16(b) of the Exchange Act, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the Board may exercise any of the authority conferred upon the Committee hereunder. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.

                                   ARTICLE IV

                                     SHARES

     4.01 NUMBER OF SHARES ISSUABLE. The total number of shares authorized to be issued under the Plan shall be 6,000,000 shares of Common Stock. The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with Section 10.07. Notwithstanding any contrary provision of this Plan, no more than 15% of the aggregate shares of Common Stock authorized for issuance under the Plan shall be granted in the form of Restricted Shares or Performance Awards. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company. Options in respect of no more than 6,000,000 shares shall be issued as Incentive Stock Options. Shares issued pursuant to Section 10.07(c) shall not be counted against the number of shares remaining available for issuance under the Plan.

     4.02 SHARES SUBJECT TO TERMINATED AWARDS. Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a) and Common Stock subject to any Awards which are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

                                   ARTICLE V

                                 PARTICIPATION

     5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such officers and other key employees, consultants and directors of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to adjustment in accordance with Section 10.07, during the term of this Plan, no Participant shall be granted Awards in respect of more than 200,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other grants of Common Stock or rights with respect thereto) in any calendar year. Non-Employee Directors shall receive Non-Employee Director Awards in accordance with Article IX of the Plan, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Awards under the Plan. Persons who are members of the board of directors or the board of trustees of a Subsidiary shall be eligible to receive grants of Options but shall not be eligible to receive any other Awards under the Plan.

                                   ARTICLE VI

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     6.01 OPTION AWARDS.

        (a) The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

        (b) PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that the Purchase Price shall in all cases be equal to or greater than the Fair Market Value on the Date of Grant.

        (c) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

        (d) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

        (e) RIGHTS AS A SHAREHOLDER. A Participant or a transferee of an Option pursuant to Section 10.04 shall have no rights as a shareholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under
            Section 10.07.

     6.02 STOCK APPRECIATION RIGHTS.

        (a) STOCK APPRECIATION RIGHT AWARDS. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided, however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

        (b) EXERCISE PRICE. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option. Upon exercise of Stock Appreciation Rights, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

        (c) PAYMENT OF INCREMENTAL VALUE. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

     6.03 TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

        (a) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

        (b) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

           (i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

           (ii) Termination of the Award as provided in Section 6.03(e), following the Participant's Termination of Employment; or

           (iii) Ten years from the Date of Grant of the Option or Stock Appreciation Right; or

           (iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

        (c) ACCELERATION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right prior to the time such Option or Stock Appreciation Right would otherwise become exercisable under the terms of the Award Agreement.

        (d) EXTENSION OF EXERCISE TIME. In addition to the extensions permitted under Section 6.03(e) in the event of Termination of Employment, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit any Option or Stock Appreciation Right granted under this Plan to be exercised after its expiration date described in Section 6.03(e), subject, however, to the limitations described in Section 6.03(b)(i), (iii), and (iv).

        (e) EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT.

           (i) TERMINATION OF VESTED OPTIONS AND STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT.

             (A) TERMINATION. In the event of Termination of Employment of a Participant other than by reason of death, disability or Retirement, the right of the Participant to exercise the Option or Stock Appreciation Right under the Plan shall terminate on the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d).

             (B) DISABILITY OR RETIREMENT. In the event of a Participant's Termination of Employment by reason of disability or Retirement, the right of the Participant to exercise the Options or Stock Appreciation Rights which he or she was entitled to exercise upon Termination of Employment (or which became exercisable at a later date pursuant to Section 6.03(e)(ii)) shall terminate one year after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i),
        (iii) or (iv). Notwithstanding the foregoing, with respect to any Options and Stock Appreciation Rights granted on or after the date of the Company's 2001 Annual Meeting of Shareholders, in the event of a Participant's Termination of Employment by reason of disability or Retirement, the right of the Participant to exercise the Options or Stock Appreciation Rights which he or she was entitled to exercise upon Termination of Employment (or which became exercisable at a later date pursuant to Section 6.03(e)(ii)) shall terminate three years after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to
        Section 6.03(b)(i), (iii) or (iv).

             (C) DEATH. In the event of the death of a Participant while employed by the Company or a Subsidiary or within the additional period of time from the date of the Participant's Termination of Employment and prior to the expiration of the Option or Stock Appreciation Right as may be permitted in Section 6.03(e)(i)(B) or Section 6.03(d) above, to the extent the right to exercise the Option or Stock Appreciation Right accrued as of the date of such Termination of Employment and did not expire during such additional period and prior to the Participant's death, the right of the Participant's Beneficiary to exercise the Option or Stock Appreciation Right under the Plan shall terminate upon the expiration of one year from the date of the Participant's death (but in no event more than one year from the date of the Participant's Termination of Employment by reason of disability or retirement), unless the exercise period is extended by the Committee in accordance with
        Section 6.03(d). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i), (iii) or (iv). Notwithstanding the foregoing, with respect to any Options and Stock Appreciation Rights granted on or after the date of the Company's 2001 Annual Meeting of Shareholders, in the event of a death of a Participant while employed by the

        Company or a Subsidiary or within the additional period of time form the date of the Participant's Termination of Employment and prior to the expiration of the Options or Stock Appreciation Rights as permitted in
        Section 6.03(e)(i)(B) or Section 6.03(d) above, to the extent the right to exercise the Options or Stock Appreciation Rights accrued as of the date of death, the right of the Participant's Beneficiary to exercise the Options or Stock Appreciation Rights shall terminate upon the expiration of three years from the date of the Participant's death (but in no event more than three years from the date of the Participant's Termination of Employment by reason of disability or retirement), unless the exercise period is extended by the Committee in accordance with
        Section 6.03(d). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i), (iii) or (iv).

           (ii) TERMINATION OF UNVESTED OPTIONS OR STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT. Subject to Section 6.03(c), to the extent the right to exercise an Option or a Stock Appreciation Right, or any portion thereof, has not accrued as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, within its discretion and under such terms as it deems appropriate, may permit a Participant who terminates employment by reason of Retirement and who will continue to render significant services to the Company or one of its Subsidiaries after his or her Termination of Employment, to continue vesting in his or her Options and Stock Appreciation Rights during the period in which the individual continues to render such services.

     6.04 EXERCISE PROCEDURES.

        (a) IN GENERAL. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Award Agreement on or before the close of business on the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or
            (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

        (b) DEFERRED DELIVERY OF OPTION SHARES. In lieu of exercising an Option for the immediate delivery of the underlying shares of Common Stock, a Participant shall have the right, in accordance with procedures established by the Committee, to elect to receive Stock Units which do not reflect current ownership of shares of Common Stock, but rather the right to receive delivery of shares at a later date. Upon such an exercise of an Option, a book account maintained by the Company for the Participant shall be credited with the shares of Common Stock otherwise issuable upon the exercise. The number of shares of Common Stock credited to the account shall be delivered to the

           Participant at a later date specified by the Participant at the time of the election. During the deferral period, in the discretion of the Committee, either (i) the account shall be credited with additional Stock Units reflecting the dividends that would have been received on the Stock Units if those dividends were reinvested in additional shares of Common Stock or (ii) the deemed dividends shall be paid to the Participant currently in cash. During the deferral period, the Company's obligation to the Participant shall be an unfunded, unsecured promise to deliver shares of Common Stock at the end of the deferral period.

     6.05 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this
Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

     6.06 LIMITED STOCK APPRECIATION RIGHTS. Limited Stock Appreciation Rights may be granted independent of or in tandem with Options and shall be exercisable by the Participant for a period of sixty (60) days following the occurrence of a Change in Control. Upon the exercise of a Limited Stock Appreciation Right, the Participant shall be entitled to receive from the Company in exchange therefor cash in the amount equal to the excess of the value on the date of exercise of the number of shares of Common Stock subject to the Limited Stock Appreciation Rights being exercised over the Exercise Price of such Limited Stock Appreciation Right. For this purpose, the value of Common Stock shall be the highest Fair Market Value of the Common Stock during the period beginning on the 90th day prior to the date on which the Limited Stock Appreciation Rights are exercised and ending on such date. The date of exercise of Limited Stock Appreciation Rights shall be determined under procedures established by the Committee, and payment under this Section 6.06 shall be made by the Company as soon as practicable after the date of exercise. To the extent that any Option in tandem with which the Limited Stock Appreciation Rights shall have been granted is exercised, cancelled, terminates or expires, the Limited Stock Appreciation Rights shall be cancelled. Subject to the foregoing provisions of this Section
6.06 and the other provisions of the Plan, Limited Stock Appreciation Rights granted under the Plan shall be subject to such other terms and conditions as shall be determined by the Committee, in its discretion, and set forth in the applicable Award Agreement.

     6.07 RELOAD OPTIONS With respect to any Option (an "Original Option"), the Committee shall have the authority to specify, at or after the time of grant of such Original Option, that, subject to the availability of shares of Common Stock under the Plan, a Participant shall be granted a new option (referred to as a "Reload Option") in the event (i) such Participant exercises all or a part of such Original Option by surrendering previously acquired shares of Common Stock in full or partial payment of the Purchase Price under such Original Option, and/or (ii) a Participant's withholding tax obligation with respect to the exercise of an Original Option is satisfied in whole or in part by the delivery of previously acquired shares of Common Stock by the Participant to the Company or the withholding of shares of Common Stock from the shares otherwise issuable to the Participant upon the exercise of the Original Option. Each such Reload Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the Purchase Price under such Original Option and/or surrendered or withheld to pay withholding taxes with respect to such Original Option. Each such Reload Option shall have a Purchase Price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of exercise of the Original Option in respect of which the Reload Option was granted and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the Date of Grant of such Reload Option, subject to such restrictions on exercisability as may be imposed in the discretion of the Committee. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 6.07, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of Common Stock received upon exercise of the Reload Option, as the Committee in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Committee or in the Award Agreements evidencing the Reload Options.

                                  ARTICLE VII

                               RESTRICTED SHARES

     7.01 RESTRICTED SHARE AWARDS. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares intended to qualify for deductibility under Section 162(m) of the Code, performance targets will include specified levels of one or more of earnings before interest, taxes and amortization of intangibles and/or earnings per share. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

        (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

        (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

        (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code), pledged or sold prior to lapse of the restrictions applicable thereto.

        (d) DELIVERY OF SHARES UPON VESTING. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.03, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.02 TERMS OF RESTRICTED SHARES.

        (a) FORFEITURE OF RESTRICTED SHARES. Subject to Sections 7.02(b) and 7.03, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

        (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

     7.03 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 7.01(d).

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

     8.01 PERFORMANCE AWARDS.

        (a) AWARD PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

        (b) PERFORMANCE TARGETS. The performance targets may include such goals related to the performance of the Company and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards intended to qualify for deductibility under Section 162(m) of the Code, the targets will include specified levels of one or more of earnings before interest, taxes and amortization of intangibles and/or earnings per share. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

        (c) EARNING PERFORMANCE AWARDS. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets.

        (d) PAYMENT OF EARNED PERFORMANCE AWARDS. Payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

     8.02 TERMS OF PERFORMANCE AWARDS.

        (a) TERMINATION OF EMPLOYMENT. Unless otherwise provided below or in
            Section 8.03, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards

        (b) RETIREMENT. If a Participant's Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Awards, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid. In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under Subsection (d).

        (c) DEATH OR DISABILITY. If a Participant's Termination of Employment is due to death or disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Participant or the Participant's personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under Subsection (d).

        (d) PRO-RATA PAYMENT. The amount of any payment made to a Participant whose employment is terminated by retirement, death or disability (under circumstances described in Subsections (b) and (c)) will be the amount determined by multiplying the amount of the Performance Award which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period under this Section
            8.02 shall be made at the end of the respective Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant as provided under Section 8.01(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section.

        (e) OTHER EVENTS. Notwithstanding anything to the contrary in this
            Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions as the Committee shall deem appropriate.

     8.03 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants within 30 days after such Change in Control.

                                   ARTICLE IX

                          NON-EMPLOYEE DIRECTOR AWARDS

     9.01 GRANT OF NON-EMPLOYEE DIRECTOR AWARDS. Each person who is a Non-Employee Director as of the Effective Date shall be granted as of the Effective Date an Option to purchase 15,000 shares of Common Stock. Each person whose initial election or appointment as a Non-Employee Director occurs after the Effective Date shall be granted as of the date of such election or appointment an Option to purchase 15,000 shares of Common Stock. If a Board member who is an employee of the Company or a Subsidiary retires as an employee but continues to serve on the Board after such retirement, such person may receive an initial Option grant for service as a Non-Employee Director on such terms and conditions as the Board shall determine. Each person whose term as a Non-Employee Director continues after the date of each annual meeting of shareholders of the Company, commencing with the initial annual meeting after the Effective Date and continuing until the date this Plan terminates, shall as of the date of each such annual meeting of shareholders be granted an Option to purchase 5,000 shares of Common Stock. The exercise price for such Options shall be the Fair Market Value on the Date of

Grant of the shares subject to the Option. All such Options shall be designated as Non-Qualified Stock Options and shall have a ten year term. Such Options shall vest and become exercisable in equal installments on the first and second anniversaries of the Date of Grant, except that, in the event of a Change in Control, all outstanding Non-Employee Director Awards shall be immediately vested and exercisable.

     9.02 TERMINATION OF SERVICE AND OTHER TERMS. Unless otherwise specified in the applicable Award Agreement, if a Non-Employee Director's service with the Company terminates by reason of death or disability, any Award held by such Non-Employee Director may be exercised for a period of one year from the date of such termination or until the expiration of the Award, whichever is shorter. Unless otherwise specified in the applicable Award Agreement, if a Non-Employee Director's service with the Company terminates other than by reason of death or disability, under mutually satisfactory conditions, any Award held by such Non-Employee Director shall expire on the date of such termination. All applicable provisions of the Plan not inconsistent with this Article IX shall apply to Awards granted to Non-Employee Directors; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Awards granted under this Article IX except to the extent expressly provided herein.

                                   ARTICLE X

             TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

     10.01 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 10.03 and Section 10.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

     10.02 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     10.03 MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     10.04 LIMITATION ON TRANSFER. Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

     10.05 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the

Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

        (a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

        (b) The Committee shall have the discretion as to any Award, to cause the Company to pay to tax authorities for the benefit of any Participant, or to reimburse such Participant for the individual taxes which are due on the grant, exercise or vesting of any share Award, or the lapse of any restriction on any share Award (whether by reason of a Participant's filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

        (c) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

     10.06 SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.

     10.07 ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

        (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

        (b) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Option or receipt of other Award to receive (subject to any required action by shareholders, in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for such outstanding Awards. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Awards, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such merger or consolidation, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this
            Section 10.07(b) shall be conditioned upon the consummation of the merger or consolidation. Any Options which are neither assumed by the Acquiring Corporation not exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

        (c) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the merger whose shares or stock subject to the old options may no longer be issued following the merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

     10.08 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

     10.09 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

     10.10 GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

     10.11 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     10.12 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     10.13 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     10.14 AMENDMENT AND TERMINATION.

        (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

        (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

                                     PROXY

                        EDUCATION MANAGEMENT CORPORATION

                300 Sixth Avenue, Pittsburgh, Pennsylvania 15222

          Proxy for Annual Meeting of Shareholders on November 8, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert T. McDowell and Frederick W. Steinberg and each or either of them as proxies, each with the power to appoint his substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of Education Management Corporation, a Pennsylvania corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on November 8, 2001, commencing at 10:00 a.m., local time, at the Ritz-Carlton Hotel, 160 East Pearson Street, Chicago, Illinois 60611, or any adjournment or postponement thereof, as designated on the reverse side of this proxy card.

                      PLEASE DATE AND SIGN ON REVERSE SIDE



--------------------------------------------------------------------------------


                              FOLD AND DETACH HERE

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

                                                            Please mark    [ X ]
                                                            your votes as
                                                            indicated in
                                                            this example


1. The election of three directors, each for a term of three years:   2. The proposal to ratify the selection by the Board
                                                                         of Directors of Arthur Andersen, LLP as independent
        FOR                       WITHHOLD AUTHORITY                     public accountants for the Company.
    all nominees                   to vote for all
       listed                         nominees                                FOR             AGAINST           ABSTAIN
(except as marked to                   listed                                 /  /             /  /               /  /
    the contrary).                     below
       /  /                            /  /                           3.  The proposal to amend the Company's 1996 Stock Incentive
                                                                          Plan.

Nominees:   James J. Burke, Jr.       Robert P. Gioella                       FOR             AGAINST           ABSTAIN
            Miryam L. Knutson                                                 /  /             /  /               /  /

(INSTRUCTIONS: To withhold authority to vote for any individual               THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
nominee, draw a line through such nominee's name.)                            THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                              SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL
                                                                              BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

                                                                              In their discretion, the Proxy holders are authorized
                                                                              to vote upon such other business as may properly come
                                                                              before the Annual Meeting.


                                                                              Dated __________________________________________, 2001


                                                                              ______________________________________________________
                                                                              (Signature)

                                                                              ______________________________________________________
                                                                              (Signature)

                                                                              NOTE: Please sign exactly as name or names appear
                                                                              hereon. When signing as attorney, executor,
                                                                              administrator, trustee or guardian, please give your
                                                                              full title. If a corporation, please sign in
                                                                              corporate name by president or other authorized
                                                                              officer. If a partnership, please sign in partnership
                                                                              name by authorized partner.

                                                  FOLD AND DETACH HERE